UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2008

RESOURCE AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-4408	72-0654145
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crescent Drive, Suite 203, Philadelphia, Pennsylvania 19112
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (215) 546-5005

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements

On May 2, 2008, our principal financial officer concluded that our consolidated financial statements for the fiscal years ended September 30, 2007, 2006 and 2005 included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007, and the interim financial statements included in our Quarterly Reports on Form 10-Q for the quarters included within fiscal 2007 and 2006 and the quarter ended December 31, 2007 (collectively, the “Previously Issued Financial Statements”) should no longer be relied upon, and that the Previously Issued Financial Statements should be restated because of errors found in the financial statements of five limited partnerships (the “Trapeza Partnerships”) of which we own $8.4 million or 8% of the limited partner interests and are a 50% owner of the general partner. The overall impact of the adjustments set forth below was a cumulative reduction of net income and retained earnings by approximately $3.2 million, net of tax, as of December 31, 2007.  The financial information of the Trapeza Partnerships is included in our financial statements in accordance with the application of Accounting Principles Board Opinion No. 18, “The Equity Method of Accounting for Investments in Common Stock,” or APB No. 18.  Our principal financial officer discussed this matter with the independent auditors of the Trapeza Partnerships and with our independent registered public accounting firm.  On May 2, 2008, our principal financial officer and our chief executive officer discussed this matter with the audit committee of our board of directors and, based upon this discussion, our audit committee concurred with the conclusion that the Previously Issued Financial Statements should no longer be relied upon and should be restated.

The Trapeza Partnerships were formed between July 2002 and December 2003 for the purpose of investing in the preference shares or equity, of collateralized debt obligation issuers whose collateralized debt obligations, or CDOs, are secured by approximately $1.56 billion (by current fair value) of trust preferred securities of public and non-public banks and bank holding companies.  While performing the audits of the financial statements of the Trapeza Partnerships for the year ended December 31, 2007, the independent auditors for the Trapeza Partnerships concluded that certain additional valuation procedures should have been applied to the privately issued trust preferred securities held by the CDO issuers based on the nature of the collateral and an evaluation of credit and market spread trends and that the unconsolidated equity interests held by certain of the  partnerships should have been valued in accordance with Emerging Issues Task Force Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets” instead of APB No. 18 (collectively, the "Adjustments").  The application of these procedures resulted in positive Adjustments of $1.4 million (our company’s share) and negative Adjustments of $4.6 million (our company’s share), net of tax, as of December 31, 2006 and December 31, 2007, respectively.  We will recognize the Adjustments impacting periods prior to September 30, 2004 by adjusting opening retained earnings for our fiscal year ended September 30, 2005, and thereafter will recognize these adjustments in our consolidated statements of income on a quarterly basis.

The following is a discussion of the effects of the corrections of these errors on net income:

•
The impact of these Adjustments on the Company’s net income for the fiscal year ended September 30, 2005 was an increase in net income of approximately $2,038,000.  The net income reported in the Company’s Form 10-K for the fiscal year ended September 30, 2005 was $16,458,000 whereas the restated amount is approximately $18,496,000.

•
The impact on net income for the three months ended December 31, 2005 which includes $260,000 relating to the cumulative effect of the Company’s change in accounting principle related to these investments, was a reduction of net income by approximately $645,000.  The net income as reported in the Company’s Form 10-Q for the quarterly period ended December 31, 2005 was $7,676,000 whereas the restated amount is approximately $7,031,000.

•
The impact on net income for the three and six months ended March 31, 2006 was a reduction of net income by approximately $259,000 and $903,000, respectively.  The net income as reported in the Company’s Form 10-Q for the three and six months ended March 31, 2006 was $5,086,000 and $12,762,000, respectively, whereas the restated amounts are approximately $4,827,000 and $11,859,000, respectively.

•
The impact on net income for the three and nine months ended June 30, 2006 was a reduction of net income by approximately $936,000 and $1,839,000, respectively.  The net income as reported in the Company’s Form 10-Q for the three and nine months ended June 30, 2006 was $3,000,000 and $15,762,000, respectively, whereas the restated amounts are approximately $2,064,000 and $13,923,000, respectively.

•
The impact of these Adjustments on the Company’s net income for the fiscal year ended September 30, 2006 was a reduction of net income by approximately $1,897,000.  The net income reported in the Company’s Form 10-K for the fiscal year ended September 2006 was $19,870,000 whereas the restated amount is approximately $17,973,000.

•
The impact on net income for the three months ended December 31, 2006 was an increase in net income of approximately $136,000.  The net income as reported in the Company’s Form 10-Q for the three months ended December 31, 2006 was $4,449,000 whereas the restated amount is approximately $4,585,000.

•
The impact on net income for the three and six months ended March 31, 2007 was an increase in net income of approximately $457,000 and $593,000, respectively.  The net income as reported in the Company’s Form 10-Q for the three and six months ended March 31, 2007 was $5,383,000 and $9,832,000, respectively, whereas the restated amounts are approximately $5,840,000 and $10,425,000, respectively.

•
The impact on net income for the three and nine months ended June 30, 2007 was a reduction of net income by approximately $266,000 for the three months ended June 30, 2007 and an increase in net income of approximately $327,000 for the nine months ended June 30, 2007.  The net income as reported in the Company’s Form 10-Q for the three and nine months ended June 30, 2007 was $4,505,000 and $14,337,000, respectively, whereas the restated amounts are approximately $4,239,000 and $14,664,000, respectively.

•
The impact of these Adjustments on the Company’s net income for the fiscal year ended September 30, 2007 was a reduction of net income by approximately $658,000.  The net income reported in the Company’s Form 10-K for the fiscal year ended September 2007 was $4,354,000 whereas the restated amount is approximately $3,696,000.

•
The impact on net loss for the three months ended December 31, 2007 was an increase in net loss of approximately $4,603,000.  The net loss as reported in the Company’s Form 10-Q for the three months ended December 31, 2007 was $6,374,000 whereas the restated amount is approximately $10,977,000.

    As a result of the Adjustments set forth above, the Previously Issued Financial Statements will be restated in a comprehensive Annual Report on Form 10-K/A for the fiscal year ended September 30, 2007 and on a Form 10-Q/A for the quarter ended December 31, 2007.  The restated amounts set forth are approximate and could be subject to further adjustment.  The Company does not intend to amend its Forms 10-Q for periods ending prior to or on September 30, 2007 or amend Forms 10-K for periods prior to or on September 30, 2006.

    The Company expects to file a Form 12b-25 to request a five day automatic extension with respect to its quarterly report on Form 10-Q for the quarter ended March 31, 2008 and expects to file a 2007 Form 10-K/A, a December 31, 2007 Form 10-Q/A and its March 31, 2008 Form 10-Q with the SEC on or before May 19, 2008.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE AMERICA, INC.

Date: May 8, 2008	By: /s/ Steven J. Kessler
Name: Steven J. Kessler
Title: Executive Vice President and Chief Financial Officer